SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 30, 2003

SUNAIR ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	1-04334	59-0780772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 Southwest Third Avenue Fort Lauderdale, Florida (Address of Principal Executive Offices)	33315 (Zip Code)

Registrant’s telephone number, including area code: (954) 525-1505

N/A
(Former Name or Former Address; if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS.

Exhibit No	Description

99.1	Press Release dated July 30, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 30, 2003, Sunair Electronics, Inc. issued a press release (the “Press Release”) announcing its financial results for the three months and nine months ended June 30, 2003. A copy of the Press Release is attached as Exhibit 99.1. The Press Release is incorporated herein by reference.

     The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNAIR ELECTRONICS, INC

By: /s/ Synnott B. Durham

Synnott B. Durham Treasurer

July 31, 2003

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Exhibit Index

Exhibit No	Description

99.1	The press release of Registrant dated July 30, 2003

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